UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 14, 2015
Date of earliest event reported: December 9, 2015

Hooper Holmes, Inc.
(Exact name of registrant as specified in its charter)

New York	001-09972	22-1659359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

560 N. Rogers Road, Olathe, KS	66062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 764-1045

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3     Securities and Trading Market
Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On December 9, 2015, Hooper Holmes, Inc. (the “Company”) received a notice from the NYSE MKT indicating that, based on the Company’s shareholders’ equity as reported in its Form 10-Q for the quarter ended September 30, 2015, the Company is not in compliance with Section 1003(a)(ii) of the NYSE MKT Company Guide, having less than $4.0 million of shareholders’ equity while sustaining losses from continuing operations and net losses in its four most recent fiscal years. The Company must submit a plan to the NYSE MKT by January 8, 2016 addressing how it intends to regain compliance with those continued listing standards by May 8, 2017. If the plan is accepted, the Company will be able to continue its listing, during which time the Company will be subject to continued periodic review by the NYSE MKT staff. If the Company does not submit a plan of compliance, or the plan is not accepted by the NYSE MKT, the Company will be subject to delisting procedures as set forth in Section 1010 and Part 12 of the Company Guide.
The Company’s common stock continues to trade on the NYSE MKT under the symbol “HH”. Five business days after the date of the NYSE MKT’s notice, the trading symbol extension “BC” will be added to denote non-compliance with the NYSE MKT’s continued listing standards.
On December 14, 2015, the Company issued a press release announcing its receipt of the NYSE MKT notice and the record date for the Company’s planned rights offering (as noted below). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 8     Other Events
Item 8.01.    Other Events.
On December 14, 2015, the Company issued a press release announcing its receipt of the NYSE MKT notice (described above) and the record date for the Company’s planned rights offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
(d)     Exhibits.

The following exhibit is furnished as part of this report:

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 14, 2015 announcing record date for planned rights offering and receipt of NYSE MKT notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOPER HOLMES, INC.

Dated: December 14, 2015	By:	/s/ Henry Dubois
Henry Dubois, President

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 14, 2015 announcing record date for planned rights offering and receipt of NYSE MKT notice.